SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(C) or ss. 240.14a-12

                     American Physicians Service Group, Inc.
                (Name of Registrant as Specified In Its Charter)

                     American Physicians Service Group, Inc.
                   (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|  No Fee Required
|_|  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6
     (I)(3).
|_|  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:



         2) Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         4)  Proposed maximum aggregate value of transaction:


         1 Set forth the amount on which the filing fee is calculated and state how it was determined.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.

                          1301 Capital of Texas Highway
                               Austin, Texas 78746

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 19, 1997

         Notice is hereby given that the Annual Meeting of Shareholders of American Physicians Service Group, Inc., a Texas corporation (the "Company"), will be held at The Barton Creek Conference Center located at 8212 Barton Club Drive, Austin, Texas 78735, on Thursday, June 19, 1997 at 8:00 a.m., Austin, Texas time, for the following purposes:

         (a)      To elect five directors to serve on the Board of Directors;

         (b) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The accompanying Proxy Statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

         Only shareholders of record at the close of business on May 2, 1997, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment(s) thereof.

         You are cordially invited and urged to attend the meeting, but if you are unable to attend the meeting, you are requested to sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. If you attend the meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.

                                      By Order of the Board of Directors




                                      W. H. HAYES, VP and Secretary

Austin, Texas
May 6, 1997

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
                          1301 Capital of Texas Highway
                               Austin, Texas 78746

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 19, 1997

         This Proxy Statement is sent to shareholders of American Physicians Service Group, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at The Barton Creek Conference Center located at 8212 Barton Club Drive, Austin, Texas 78735, on Thursday, June 19, 1997 at 8:00 a.m., Austin, Texas time, and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and regular employees of the Company. The Company may also engage the service of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed form of proxy were first mailed to shareholders on or about May 6, 1997.

                                  ANNUAL REPORT

         Enclosed is an Annual Report to Shareholders for the year ended December 31, 1996, including audited financial statements. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

         Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of the Company of such revocation, (b) by voting in person at the meeting, or
(c) by executing and delivering to the Secretary of the Company a later dated proxy.

                 OUTSTANDING COMMON STOCK; CERTAIN SHAREHOLDERS

         The voting securities of the Company are shares of its common stock, $.10 par value (the "Common Stock"), each share of which entitles the holder thereof to one vote on each matter properly brought before the meeting. Only shareholders of record at the close of business on May 2, 1997 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment(s) thereof. At May 2, 1997, the Company had outstanding and entitled to vote 4,019,695 shares of Common Stock.

         The following table sets forth certain information as of May 2, 1997 regarding the amount and nature of the beneficial ownership of Common Stock by
(a) each person who is known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director and nominee for director of the Company, (c) each executive officer of the Company named in the Summary Compensation Table below, and (d) all officers and directors of the Company as a group:

                                          Amount and Nature           Percent
        Name and Address of                 of Beneficial               of
         Beneficial Owner                  Ownership(1)(2)            Class


Kenneth S. Shifrin........................     412,157                  9.9
 1301 Capital of Texas Highway
 Austin, Texas 78746

Dimensional Fund Advisors, Inc (4)........     232,500                  5.8
 1299 Ocean Ave., 11th Floor
 Santa Monica, California 90401

Franklin Resources, Inc ..................     238,800                  5.9
 777 Mariners Island Blvd.
 San Mateo, California 94403

Kennedy Capital Management, Inc...........     298,000                  7.4
 10829 Olive Blvd.
 St. Louis, Missouri 63141

Duane K. Boyd.............................      86,133                  2.1
Richard J. Clark..........................     103,362                  2.6
W. H. Hayes...............................      91,665                  2.2
Jack Murphy...............................      45,100                  1.1
Robert L. Myer............................      10,000                   .2
William A. Searles........................      10,000                   .2

All officers and directors as
 a group (9 persons)(2)(3)................     780,082                 18.0

--------------

      (1) Except as otherwise indicated, each individual has sole voting and investment power with respect to all shares owned by such individual.

      (2) The number of shares beneficially owned by officers and directors includes the following number of shares subject to options that are presently exercisable or exercisable within

              60 days after May 2, 1997: Mr. Shifrin, 133,332; Mr. Clark, 24,999; Mr. Hayes, 66,665; Mr. Murphy, 40,000; Mr. Myer, 10,000;
              Mr. Searles, 10,000. The number of shares beneficially owned by all directors and officers as a group, including the above-named directors, includes 314,994 shares subject to options that are presently exercisable or exercisable within 60 days after May 2, 1997.

      (3) Includes the president and chairman of the board, if any, of each of the Company's subsidiaries.

      (4) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 232,500 shares of American Physicians Service Group, Inc. stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      Set forth below is information concerning aggregate cash compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers who received in excess of $100,000 in salary and bonuses during 1996.

                                                    Summary Compensation Table

                                                       Annual Compensation                    Long Term Compensation
                                                  -----------------------------------------   ----------------------

                                                                                                      Awards
                                                                                              -------------------
                                                                                 Other Annual        Securities         All Other
                                                                                 Compensation        Underlying        Compensation
Name and Principal Position       Fiscal Year      Salary ($)     Bonus ($)(1)     ($)               Options (#)          ($)(2)
-----------------------------   --------------    -----------     ----------     -----------      ----------------    --------------
Kenneth S. Shifrin, CEO               1996           112,500         240,000       --                 50,000           4,527
                                      1995           112,500          44,800       --                 25,000           3,145
                                      1994           112,500          41,700       --                     --           3,049
Duane K. Boyd, Senior VP              1996           150,000          96,560       --                 25,000           4,536
                                      1995           150,000         121,000       --                     --           3,154
                                      1994           150,000          57,000       --                     --           3,080
William H. Hayes, Senior VP           1996            86,160         104,782       --                 25,000           4,536

                                      1995            87,620          19,300       --                 25,000           3,154

                                      1994            83,160          17,900       --                 25,000           3,042




      (1)     Reflects bonus paid during the fiscal year.
      (2)     Consists of Company contributions to the Company's 401(k) plan.

Options Granted During Last Fiscal Year
---------------------------------------
      The following table provides information related to options granted to the named executive officers during 1996. The Company does not have any outstanding stock appreciation rights.

                                               Option Grants in Last Fiscal Year                              Potential realizable
                                                        Individual Grants                                     value (2) at assumed
                                                                                                              annual rates of stock
                               Number of securities    Percent of total options    Exercise                   price appreciation
                               underlying Options      granted to employees        Price       Expiration     for option term
Name                           granted (#) (1)         in fiscal year              ($/Sh)      Date           5%($) (2)   10%($) (2)
--------------                 --------------------    -------------------------   ---------   ----------     --------    ----------

Kenneth S. Shifrin                50,000                    20%                    $10.50      06/13/01       145,000       320,000
 Chairman and CEO

Duane K. Boyd, Jr.                25,000                     8%                    $10.50      06/13/01        72,500       160,250
 Senior VP

William H. Hayes                  25,000                     8%                    $ 8.68      04/26/01        60,000       132,500
 Senior VP

      (1) These options were granted at fair market value at the time of grant and vest in three equal annual installments beginning one year after grant.

      (2) The potential realizable value of the options, if any, granted in 1996 to each of these executive officers was calculated by multiplying those options by the excess of (a) the assumed market value, five years from grant date of Common Stock if the market value of Common Stock were to increase 5% or 10% in each year of the option's 5-year term over (b) the exercise price shown. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission rules and no representation is, of course, made that the Common Stock will appreciate at these assumed rates or at all.

Option Exercises During 1996 and Option Values at December 31, 1996

      The following table provides information related to options exercised by the named executive officers during 1996 and the number and value of options held at December 31, 1996. The Company does not have any outstanding stock appreciation rights.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                                          Number of Securities
                                                                          Underlying Unexercised       Value of Unexercised
                                                                          Options at Fiscal            In-the-Money Options
                                                                              Year End                 at Fiscal Year End (1)
                                                                     -----------------------------     ---------------------------
                                  Shares Acquired     Value          Exercisable    Unexercisable      Exercisable     Unexercisable
        Name                      on Exercise (#)     Realized ($)       (#)             (#)              ($)               ($)
-----------------------------     -------------      -------------   -----------    ------------       -----------     -------------
Kenneth S. Shifrin, CEO              125,000          718,875           108,333         66,667           539,582          54,168
Duane K. Boyd, Senior VP             160,000          993,750                --         25,000                --              --
William H. Hayes, Senior  VP              --               --            49,999         50,001           198,537          89,588

---------------------------


      (1) The Value of Unexercised In-the-Money Options is before any income taxes and was calculated by subtracting the per share exercise price of the option from the closing price for the Company's Common Stock on December 31, 1996 ($6.50) and multiplying the difference times the number of shares of Common Stock underlying the option.

Compensation of Directors

      Messrs. Murphy and Searles receive a fee of $1,000 for each meeting of the Board of Directors that they attend. Mr. Myer has requested that the Company make a $1,000 charitable contribution in lieu of a fee to him. Messrs. Clark, and Shifrin do not receive separate compensation for their services as directors.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      The Company is engaged in several highly competitive industries. In order to succeed, the Company believes that it must be able to attract and retain qualified executives. The achieve this objective, the Company has structured an executive compensation system tied to operating performance that the Company believes has enabled it to attract and retain key executives.

      The Compensation and Option Committee was formed in December 1987. During 1996, the Committee was comprised of Robert L. Myer and William A. Searles, both of whom are outsidedirectors. Mr. Searles is a director of Prime Medical Services, Inc. ("Prime").

      During 1996, the Compensation and Option Committee had primary responsibility for determining executive compensation levels. The Board as a whole maintains a philosophy that compensation of executive officers, specifically including that of the Chief Executive Officer, should be linked to both operating and stock price performance. A portion of the management compensation has been comprised of bonuses, based on operating and stock price performance, with a particular emphasis on the attainment of planned objectives. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Stock options are granted from time to time to members of management, based primarily on such person's potential contribution to the Company's growth and profitability. The Committee feels that options are an effective incentive for managers to create value for stockholders since the value of an option bears a direct relationship to the Company's stock price.

      For 1996, the Company's executive compensation program consisted of base salary and a bonus based upon the achievement of specific performance measurements. Executives of subsidiaries of the Company were paid a bonus based upon achieving a targeted pretax income. The Chief Executive Officer was paid a bonus in 1997 based upon the improvement in 1996 pretax income over 1995 pretax income.

      The Company's objective is to obtain a financial performance that achieves several goals over time, including earnings-per-share growth, stock price growth and a proper diversification of business risks. The Committee believes that compensation levels during 1996 adequately reflect the Company's compensation goals and policies.

                               Compensation Committee:  Robert L. Myer and
                                                        William A. Searles

                                PERFORMANCE GRAPH

      The following graph compares the Company's cumulative total stockholder return with the total stockholder returns of all NASDAQ stocks (the "NASDAQ Total") and of all stocks (the "Peer Index") contained in the following four NASDAQ indexes (with each index being given equal weight): Computer and Data Processing, Financial, Health Services and Insurance.

For EDGAR purposes the following table is a numerical representation of the Performance Graph mentioned above.

               NASDAQ         PEER INDEX          APS GROUP
               --------       ----------          ---------
12/31/91       100.00         100.00              100.00
12/31/92       116.38         115.94              150.00
12/31/93       133.59         128.46              133.33
12/31/94       130.59         138.95              158.33
12/31/95       184.67         197.06              641.67
12/31/96       227.16         229.69              433.33

                              CERTAIN TRANSACTIONS

      Until October 1994, the Company retained Mr. Richard J. Clark, a director of the Company, to provide consulting services to the Company as an independent contractor. During the year ended December 31, 1994, Mr. Clark was paid approximately $63,000 for such services. Mr. Clark was employed by the Company in October 1994, terminating the consulting agreement.

                         SECTION 16 FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on review of the copies of such forms received by the Company with respect to 1996, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with, except that during 1996 one report on Form 4 was filed late by each of Jack Murphy and William A. Searles. Mr. Murphy and Mr. Searles are directors of the Company.

                                 QUORUM; VOTING

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

      Cumulative voting is not permitted in the election of directors of the Company. On all matters (including election of directors) submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each holder of Common Stock will be entitled to one vote for each share of Common Stock owned of record by such shareholder at the close of business on May 2, 1997.

                              SHAREHOLDER PROPOSALS

      Any shareholder of the Company meeting certain minimum stock ownership and holding period requirements may present a proposal for action at the annual meeting of shareholders to be held in 1998. Such shareholder must deliver the proposal to the executive offices of the Company no later than January 15, 1998, unless the Company notifies the shareholders otherwise. Only those proposals that are proper for shareholder action and otherwise proper may be included in the Company's proxy statement. The Nominating Committee of the Board of Directors will consider nominations for directors of the Company to be elected at the Annual Meeting of Shareholders to be held in 1998 that are submitted in writing by any shareholder of the Company prior to January 15, 1998. Notwithstanding the foregoing, all shareholder proposals must be made in compliance with the applicable provisions of the Bylaws of the Company.

                       ACTION TO BE TAKEN UNDER THE PROXY

      Proxies in the accompanying form which are properly executed and returned will be voted at the meeting and any adjournment(s) thereof and will be voted in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted as follows with respect to such matters: (a) "FOR" the five persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, (b) in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof. The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the meeting. If, however, other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the meeting from time to time.

                              ELECTION OF DIRECTORS

      Pursuant to the Company's Bylaws, the Board of Directors has, by resolution, fixed the number of directors at five, and five directors will be elected. All nominees will be elected to hold office until the next annual meeting of shareholders of the Company and until his successor is elected and qualified. Each nominee is presently a director of the Company and, with the exception of Mr. Clark, has served continuously since first becoming a director. Mr. Clark has been a director since January 1990, and had previously served in that capacity from 1978 to 1986. The Board of Directors held ten meetings during the year ended December 31, 1996, and each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the board on which he served.

                                                                    Director of
              Name                                 Age             Company Since

              Richard J. Clark                      63                  1990
              Jack Murphy                           68                  1974
              Robert L. Myer                        48                  1996
              William A. Searles                    54                  1989
              Kenneth S. Shifrin                    48                  1987

      Mr. Shifrin has been Chairman of the Board since March 1990. He has been President and Chief Executive Officer since March 1989 and was President and Chief Operating Officer from June 1987 to February 1989. He has been a Director of the Company since February 1987. From February 1985 until June 1987,
Mr. Shifrin served as Senior Vice President - Finance and Treasurer. He has been Chairman of the Board of Prime Medical Services, Inc. since October 1989.
Mr. Shifrin is a member of the Young Presidents' Organization.

      Mr. Clark has been a Director of the Company since January, 1990 and had previously served in that capacity from 1978 to 1986. Mr. Clark was Secretary of the Company from January 1977 to July 1983. He was an officer of several insurance-related subsidiaries of the Company from 1977 to 1986 and was a consultant to the Company in that area from 1986 through September 1994. In October 1994, Mr. Clark again became an employee of the Company. Mr. Clark has over 30 years experience in the insurance industry.

      Mr. Murphy, a founder of the Company, was Chairman of the Board from February 1989 to March 1990 and previously held that position from October 1974 to December 1987. He has been a Director of the Company since October 1974 and was President from October 1974 to January 1986.

      Mr. Myer has been a director since June 1996. He is currently President and Chief Executive Officer of College Insurance Group, Inc., an insurance holding company which owns 100% of Annuity Service Corp. and Financial Assurance Life Insurance Company. Annuity Service Corp. manages and administers qualified plan annuity and life insurance business for several insurance companies. Financial Assurance Life is a provider of annuity and life products.
Mr. Myer had previously founded and was President and Chief Executive Officer of the NAP Group of Companies. The NAP Group of Companies marketed and administered tax-deferred annuity and life insurance programs.

      Mr. Searles has been a director since July 1989. He is an independent business consultant and from 1981 to 1989 was associated with Bear, Stearns & Co., Inc. (an investment banking firm), most recently as an Associate Director/Limited Partner. He currently serves as a Director of Prime Medical Services, Inc.

      Should any nominee named herein for the office of director become unwilling or unable to accept nomination of election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Company may recommend or the Board of Directors of the Company may reduce the number of directors to be elected. The Board of Directors has no reason to believe that any nominee named above will be unwilling or unable to serve.

      The Board recommends a vote FOR each nominee for director.

              CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

      No family relationships exist among the officers or directors of the Company. Except as indicated above, no director of the Company is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

      The Board of Directors has a standing audit committee which, during 1996, consisted of two directors, Mr. Murphy and Mr. Myer. The audit committee held two meetings during the year ended December 31, 1996, at which both members were present. The audit committee meets with the Company's independent auditors, reviews the financial statements of the Company, and recommends to the Board of Directors of the Company the selection of the Company's independent auditors for each fiscal year. The Board has a standing compensation and option committee which, in 1996, consisted of two directors, Mr. Myer and Mr. Searles. The compensation and option committee held three meetings during the year ended December 31, 1996. The compensation and option committee has primary responsibility for determining executive compensation and for recommending option grants to key employees and to directors who are not on the compensation committee.

      The Board of Directors has an executive committee currently consisting of Mr. Murphy and Mr. Shifrin. The executive committee held no meetings during the year ended December 31, 1996. The executive committee has the authority to take all actions that the Board of Directors of the Company has, except in limited circumstances as described in the Bylaws of the Company and the Texas Business Corporation Act.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Company selected KPMG Peat Marwick LLP ("Peat Marwick") as independent auditors for the year ended December 31, 1996. Peat Marwick advised the Company that, in accordance with professional standards, it would not perform any non-audit service which would impair its independence for purposes of expressing an opinion on the Company's financial statements. A representative of Peat Marwick will attend the meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. The Audit Committee has not yet made a recommendation of independent auditors for 1997.

                                  OTHER MATTERS

      The Board of Directors of the Company does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others.

However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                             By Order of the Board of Directors




                                              W. H. HAYES
                                              Vice President and Secretary


Austin, Texas
May 6, 1997

                                    PROXY
                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 1997

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of American Physicians Service Group, Inc. (the "Company") to be held on June 19, 1997, and the Proxy Statement in connection therewith, each dated May 5, 1997, (b) appoints Kenneth S. Shifrin and William H. Hayes, or either of them, as Proxies, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote, as designated below, all the shares of Common Stock of American Physicians Service Group, Inc., held of record by the undersigned on May 2, 1997, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

               (Continued and to be signed on reversed side.)

      Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                    AMERICAN PHYSICIANS SERVICE GROUP, INC.

                                 June 19, 1997

                 Please Detach and Mailin the Envelope Provided
--------------------------------------------------------------------------------

A                 Please mark your
                  votes as in this
                  example.


                FOR    WITHHELD
1 Election of                      1. Nominees:   Richard J. Clark
  Directors                                       Jack Murphy
 (see reverse)                                    Robert L. Myer
                ----   ------                     William A. Searles
                                                  Kenneth S. Shifrin


For, except vote withheld
from The following nominee(s):

-----------------------------

                                    2 In their discretion
                                      the Proxies are
                                      authorized to vote
                                      upon such other
                                      business as may
                                      properly come before
                                      the meeting or any
                                      adjournemnt(s)thereof


THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR THE STOCK OPTION PROPOSALS AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS.

PLEASE COMPLETE,DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

                              (Change of Address)

                         --------------------------         Mark here for change
                                                            of address and note
                         --------------------------         at left

                         --------------------------


         SIGNATURE(S)_________________________        DATE _________________

         SIGNATURE(S)_________________________        DATE _________________